UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2021

First US Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3291 U.S. Highway 280

Birmingham, Alabama 35243

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (205) 582-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FUSB	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.405 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On September 3, 2021, First US Bancshares, Inc. (Nasdaq: FUSB) (the “Company”), the parent company of First US Bank (the “Bank”), today announced that, effective immediately, the Bank’s wholly owned subsidiary, Acceptance Loan Company, Inc. (“ALC”), will cease new business development and permanently close its 20 branch lending locations in Alabama and Mississippi to the public. ALC will continue to service its remaining portfolio of loans from its headquarters in Mobile, Alabama, and management will begin to prepare for the subsidiary’s eventual closure.

The cessation of new business and closure of ALC’s branch locations was approved by the boards of directors of ALC, the Bank and the Company on August 25, 2021. These efforts are being undertaken by the Company as part of a long-term strategy to reduce expenses, fortify asset quality, and focus the Company’s loan growth efforts in other areas, including the Bank’s commercial lending and consumer indirect lending efforts. The closure of ALC’s branches will eliminate 56 full-time employment positions during the third quarter of 2021. The Company currently expects the closure of ALC to occur by the end of 2023.

In connection with the ALC branch closures, the Company expects to record pre-tax charges of approximately $1.2 million during the third quarter of 2021. These one-time expenses include severance and related personnel costs, lease termination costs, fixed asset valuation adjustments, termination of technology contracts, and other costs to administrate the branch closures, summarized below. These estimates are preliminary as management is still in the process of evaluating the costs of closing the ALC branches.

$ in millions
Severance and personnel expenses	$0.4
Lease termination costs	0.4
Fixed asset valuation adjustments	0.2
Termination of technology contracts	0.1
Other expenses	0.1
$1.2

It is expected that the one-time expenses will be fully offset by the end of 2021 with ongoing cost savings that result from the ALC branch closures, as well as the previously announced closure of four Bank branches that will be completed in the third quarter. Revenue associated with ALC’s portfolio of loans is expected to diminish over time as loans mature and are paid off. The timing of revenue reductions, or the need for additional loan loss provisioning as the portfolio pays off, cannot be predicted at this time. The Company’s ongoing efforts will be focused on replacing reduced revenues at ALC with continued loan growth in the Bank’s other loan portfolios, while maintaining the allowance for loan losses at prudent levels to account for the inherent uncertainty that may result from ALC’s branch closures.

Forward-Looking Statements

This press release contains forward-looking statements, as defined by federal securities laws. Statements contained in this press release that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. These forward-looking statements include, but are not limited to, statements relating to the expected completion date of ALC’s wind-down, the timing and amounts of charges and expense savings, and other statements of expectations regarding the Company’s plan to wind-down ALC. The Company undertakes no obligation to update these statements following the date of this press release, except as required by law. In addition, the Company, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of the Company’s senior management based upon current information and involve a number of risks and uncertainties.

Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by the Company with the SEC, and forward-looking statements contained in this press release or in other public statements of the Company or its senior management should be considered in light of those factors. Specifically, with respect to statements relating to the sufficiency of the allowance for loan and lease losses, loan demand, cash flows, interest costs, growth and earnings potential, expansion and the Company’s positioning to handle the challenges presented by COVID-19, these factors include, but are not limited to, the rate of growth (or lack thereof) in the economy generally and in the Bank’s and ALC’s service areas; market conditions and investment returns; changes in interest rates; the impact of the current COVID-19 pandemic on the Company’s business, the Company’s customers, the communities that the Company serves and the United States economy, including the impact of actions taken by governmental authorities to try to contain the virus and  protect against it, through vaccinations and otherwise, or address the impact of the virus on the United States economy (including, without limitation, the Coronavirus Aid, Relief and Economic Security (CARES) Act and subsequent federal legislation) and the resulting effect on the Company’s operations, liquidity and capital position and on the financial condition of the Company’s borrowers and other customers; the pending discontinuation of LIBOR as an interest rate benchmark; the availability of quality loans in the Bank’s and ALC’s service areas; the relative strength and weakness in the consumer and commercial credit sectors and in the real estate markets; collateral values; cybersecurity threats; and risks related to the Paycheck Protection Program. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2021	FIRST US BANCSHARES, INC.

	By:	/s/ Thomas S. Elley
	Name:	Thomas S. Elley
Vice President, Treasurer and Assistant Secretary,
Chief Financial Officer and Principal Accounting Officer